EXHIBIT 13.1

Certification of Principal Executive Officer pursuant to 18 USC §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report on Form 20-F for the fiscal year ended December 31, 2012 of Metalink Ltd. (the “Company”) as filed with the U.S. Securities and Exchange Commission (the “Commission”) on the date hereof (the “Report”), and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Tzvi Shukhman, Chief Executive Officer, certify that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 30, 2013

By: /s/ Tzvi Shukhman Name: Tzvi Shukhman Title: Chief Executive Officer